UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 22, 2004

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44091 Nobel Drive, P.O. Box 1767, Fremont California	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Item 12. Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On April 22, 2004, Peak International Limited (the “Company”) held a conference call regarding the Company’s financial results for its fourth fiscal quarter and fiscal year ended March 31, 2004. A copy of the conference call transcript is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2004

PEAK INTERNATIONAL LIMITED

By	/s/ William Snyder
Name:	William Snyder
Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript from April 22, 2004 conference call